NYSE: GBX Stifel 2024 Transportation & Logistics Conference February 2024 Exhibit 99.1

Forward Looking Statements This presentation and the accompanying oral presentation contain forward-looking statements, including statements that are not purely statements of historical fact. The Greenbrier Companies, Inc. (the “Company,” “we,” “us” or “our”) uses words, and variations of words, such as “approach,” “believe,” “capacity,” “commit,” “continue,” “demand,” “drive,” “expect,” “focus,” “goal,” “growth,” “help,” “improve,” “increase,” “invest,” “leverage,” “long-term,” “maintain,” “meet,” “next,” “objective,” “over,” “provide,” “position,” “reduce,” “return,” “require,” “strategic,” “strive,” “target,” “track record,” “trend,” “will,” and similar expressions to identify forward-looking statements. These forward-looking statements include, without limitation, statements about backlog and other orders, production capacity, railcar deliveries, leasing and syndication operations and performance, expectations for operating segments, environmental, social and governance commitments, financing, future liquidity, revenue, cash flow, strategic initiatives, tax treatment, and other information regarding future performance and strategies and appear throughout this presentation. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Such risks, uncertainties and important factors that might cause such a difference include, but are not limited to, the following: an economic downturn and economic uncertainty; inflation (including rising energy prices, interest rates, wages and other escalators) and policy reactions thereto (including actions by central banks); disruptions in the supply of materials and components used in the production of our products; the war in Ukraine and related events, and the COVID-19 pandemic, variants thereof, governmental reaction thereto, and related economic disruptions (including, among other factors, operations and supply disruptions and labor shortages). Our backlog of railcar units and other orders not included in backlog are not necessarily indicative of future results of operations. Certain orders in backlog are subject to customary documentation which may not occur. There may be other factors that may cause our actual results to differ materially from the forward-looking statements, including the risks, uncertainties and factors described in more detail in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Except as otherwise required by law, the Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof.

An Established Industry Leader Proven history of delivering strong performance Strategically positioned for growth

26,900 LTM railcar deliveries $3.8bn Revenue visibility backlog ~14,100 Railcars in lease fleet 15% Recurring revenue(1) growth ~$663mn Strong financially available liquidity The Greenbrier Companies is a Leading Railcar Manufacturer and Lessor Note: Figures as of November 30, 2023 (1) Measured against $113 million of recurring revenue which represents our starting point, announced at our investor day on April 12, 2023

Delivering Value to Our Customers Throughout Railcar Life Cycle Railcar Manufacturing Railcar Leasing Railcar Management Maintenance Services Greenbrier has a fleet of ~14,100 (1) railcars in North America, covering numerous car types which serve multiple market segments. One of North America’s most comprehensive railcar management solutions provider. We manage railcars for customers which include Class I railroads and shippers. Produce virtually all types of railcars for the North American, European and Brazilian markets. Decades of delivering seamless services and solutions throughout the lifecycle of a railcar to allow owners and shippers to focus on core business activities. As of November 30, 2023

An Illustrative Example of How We Act as a Complete Solutions Provider to Our Customers Depth of customer relationship Adds revenue Wheels & Parts + Manufacturing Management Services Maintenance Services Legacy 2016 to Present New railcar orders have grown across car types over the years, totaling nearly 27,000 cars delivered Revenue has grown 10x and is a consistent stream across logistics, asset management, and car hire + + 2018 to Present Management of fleet helps drive business to repair shops 2021 to Present Incremental Benefits Syndication of railcars to customer Purchase of secondary market railcars from customer Large-scale railcar retrofit & recertification programs undertaking

Greenbrier Has a Leading Position in Each of its Geographic End Markets Share of Brazilian Production European Wagon Building Capacity North American Backlog Sources: ARCI, Public filings, ANTT, Internal estimates

Greenbrier Has a Leadership Position Across All Major Product Types in North America Secondary Position Primary Position GBX RAIL TRN NSC UTLX Description Auto Rack Tank Car Covered Hopper Open-Top Hopper Flatcar Gondola Intermodal Boxcar Refrigerated

Moves railcars from point A to B Manages the per diem rent paid and received for railcars Keep asset within repair & maintenance rules and fit for service Manages railcar administration, contracts, registration and taxes Training and program design targeting full compliance with tank car rules and regs Customers include railroads, industrial shippers, investors, operating lessors Our Management Services Business Delivers Comprehensive Service to Lessor Customers

Maintenance Services Network Provides Strategic Services to Railcar Owners 19 Production Facilities 491,000 maintenance hours annually 310,000 wheelsets and 90,000 axles annually 42,000 parts/units annually

Greenbrier Manufacturing builds railcars for leased fleet or for syndication Manufacture Railcars reside on the balance sheet, generating income from leases, or are capitalized into leased fleet Hold Railcars aggregated and sold to third party investors, creating sales price premium due to attached lease Syndicate Long term management fees are earned through servicing fleet purchased by investors Maintain & Manage Originate Strong origination capabilities and disciplined approach to underwriting Leasing is Integral to the Ongoing Success of Our Business

Our Integrated Business Model Leads to Multiple Client Touchpoints and Revenue Opportunities Deliveries Direct Buyers Greenbrier Balance Sheet (owned by Greenbrier) Railcar Orders Direct Buyers Manufacturing Capacity Lessees Supports base load manufacturing capacity and fills gaps in production Capital Markets AFTERMARKET Long Term Fees Repairs & Maintenance Management Fees Long term Fleet Long-lived asset creates cash flows while building equity Syndications Individual leases are packaged together and sold to one or more financial investors who want to earn a yield on their investment Additional railcars owned by third parties are sourced and bundled

Manufacturing Order Breakdown(1) Greenbrier’s Superior Lease Origination Capability is a Key Enabler to Our Business (1) North American activity. 2024 represents 3 months of activity through November 30, 2023

Lease Types 14,100 railcars 4.1 Yrs avg. remaining term ~$1.3Bn(1) net book value 133 # of customers 98.2% fleet utilization 7.3 Yrs avg. railcar age (1) Total Net book value is the sum of equipment on operating leases, net and leased railcars from syndication, as presented on the consolidated balance sheet Committed to investing up to $300 million per year for each of the next five years on a net basis As of November 30, 2023 Solid Foundation is in Place for the Continued Growth of Greenbrier’s Lease Fleet

A High-quality Portfolio of Railcars With Diversification Across Car Types and Commodities Lease Fleet Railcars by Age (1) Lease Fleet Railcar Types (1) (1) As of November 30, 2023 Lease Expirations by Fiscal Year (1)

An Established Industry Leader Proven history of delivering strong performance Strategically positioned for growth

Proven History of Growing EBITDA Through Cycles; Recent Trough is 2.7x Higher than Prior Trough Average Adjusted EBITDA(1) ($ millions) Average: $111 Average: $70 2.7x higher than ’09 – ’10 trough average EBITDA Peak Trough Transition Average: $142 Average: $309 Average: $188 Average: $387 See Appendix for Reconciliation Note: LTM Data as of November 30, 2023

Greenbrier New Railcar Backlog Railcar Backlog Continues to Provide Excellent Near-term Revenue Visibility 41,300 27,500 28,600 27,400 30,300 24,600 26,600 29,500 30,900 29,700 Units in Backlog Backlog value remains near its highest level in years.

Generating Higher Revenue and Margin Dollars Consolidated Revenue ($ millions) Consolidated Margin ($ millions)

Segment Margin Segment Margin % Leasing & Management Services Financial Performance Reflect Consistently Improving Results

Actions We Have Undertaken to Improve Performance of Maintenance Services Rationalizing network capacity to eliminate underperformers Standardizing operating processes Investing in training and workforce development Investing in locations to minimize downtime and maximize throughput / efficiency Centralizing functions / shared services to remove duplication of people & processes Changing and collaborating commercial approach to customers & suppliers Maintenance Services Margin %

An Established Industry Leader Proven history of delivering strong performance Strategically positioned for growth

Strategic Initiatives Capitalize on healthy market demand 1 4 Growth of recurring revenue 3 Balanced approach to capital allocation 2 Continued manufacturing excellence

Conservative Railcar Demand Forecast North American Railcar Deliveries Source: FTR, RSI, November 2023

RAILROADS  Overall ownership continues to decline Virtually no tank car ownership Focuses capital investment on infrastructure LESSORS Shift from RR and shipper-owned railcars to lessors Lessors dominate tank car ownership due to complex regulations SHIPPERS Shipper ownership share has declined slightly Railcar maintenance and management not a core competency TTX POOL  Overall market share has remained steady RR-owned pool focuses on box, flat, intermodal, and gondola railcars Our Business Strategy Aligns Well With the Evolving Nature of Railcar Ownership

European Fleet Age vs NA Strong Demand From Europe Due to Aging Fleet and Requirements to Meet Green Deal Targets 1,600,000 678,000 Source: NA – AAR; Europe - SCI Estimated Annual Freight Wagon Demand (# of wagons) 12,000 10,000 22,000 Estimated 2023 deliveries

Achieved Capacity Rationalization Creating $20 Million in Annual Savings on an Ongoing Basis We took steps to optimize our manufacturing footprint. Adjusted production footprint and capacity optimization for more stable demand environment Continue to evaluate additional activity as demand environment clarifies over the next few years Established ability to manage capacity efficiently through cycles Equates to ~50 – 70 bps of margin improvement on a $3 billion revenue base Ongoing annual savings of ~ $20 million

Cost Optimization Leverage the Vertical Integration Gained Through the ARI Acquisition Equates to ~170 - 180 bps of margin improvement on a $3 billion revenue base Optimizations create $50 - $55 million of annual savings We are leveraging our vertical integration…. Making vs buying components will save costs and help us control our supply chains Initially focused in Mexico Progress began in FY23 and will ratably continue through FY24 with full run rate savings expected in FY25 …to control our supply chain, reduce cost and differentiate ourselves

Disciplined Approach to Capital Allocation Preserve strong liquidity position Structure debt facilities to align with business Reduce non-leasing debt Continued dividend growth over time Repurchase shares opportunistically Investing in our long-term lease fleet to increase recurring revenue and smooth cyclicality Improve ROIC through better earnings & reducing footprint of underperforming ops Maintain Strong Balance Sheet 1 Drive Through Cycle Earnings 2 Return Capital to Shareholders 3

Strong Liquidity Supported Through Syndications and Leased Railcar Sales Total Liquidity ($ millions) Fleet Proceeds & Syndication Liquidity ($ millions)

No Significant Near-term Debt Maturities & ~84%(1) of Debt is Fixed at an Average Rate of 3.8% As of November 30, 2023 Represents remaining principal balance at maturity ($ in millions) Debt Maturities(2)

Recourse Debt is Expected to Decrease Over the Next Several Years Recourse vs. Non-Recourse Debt(1) Leasing Fleet Debt & Leverage(2) (1) Excludes capitalized debt discount and issuance costs (2) Fleet assets are leveraged at Fair Market Value, based on independent appraisals, but carried at net book value on Greenbrier’s Consolidated Balance Sheet ($ in millions)

APPENDIX SLIDES

Greenbrier’s ESG goals can be found on page four of the 2023 ESG Report We are Driven by Our Values and Commitments We Have Made to Our Stakeholders 2023 ESG Report highlights: Advances ESG strategy which is built on a five-pillar foundation based on 2021’s materiality assessment Focuses on Safety & Quality, People, Environmental Sustainability, Governance & Ethics and Communities Outlines new goals and targets and highlights key achievements, showcasing progress from the last fiscal year Prepared in accordance with the Sustainability Accounting Standards Board (SASB) Industrial Machinery & Goods standard and in partial alignment with Task Force on Climate-Related Financial Disclosures (TCFD)

One railcar manufacturing facility and eight GRS facilities achieved one year or more without a recordable incident See other highlights in our 2023 ESG Report 2023 ESG Report Highlights Introduced Scope 2 greenhouse gas (GHG) emissions reduction pilot project at Greenbrier Tlaxcala: Installation of 925 solar panels with a projected average energy production of 67,000 kW-hours per month Eight Employee Resource Groups; two introduced in fiscal year 2023 Disclosed further details on climate risk management in the TCFD index Invested over $1 Million in communities with Greenbrier operations Safety & Quality People Environmental Sustainability Governance & Ethics Communities

We Strive to be the Standard Setter in the Freight Transportation Industry

* Source: Association of American Railroads * Source: Association of American Railroads 1.05 Safety Incident Rate .79 DART Rate 72% 95% Employee Engagement Survey Completion Rate 100% Participation Rate of DEI Training at U.S. Production Sites Employee Resource Groups 8 Greenbrier’s Human Capital Management Integrates with Our Broader Objectives

# Policy Advocacy to Protect & Promote Model Growth of Freight Rail

GBX Better TOGETHER

## Regulatory Agencies, Trade Associations & Coalitions

| | |
|---|---|
| **AAR** | AAR Interchange Agreement are the "rules of the railroad." Both regulator and trade association.<br><br>*25 AAR Committees on rail safety: wheels, braking systems equipment engineering. Greenbrier's nine subject matter experts on the committees is more than any other railcar builder.* |
| **STB** | Governs rail shipping rates, services, success as a freight mode |
| **FRA** | Enables the safe, reliable and efficient movement of people and goods |
| **PHMSA** | Protects people and the environment by advancing the safe transportation of energy and other hazardous materials that are essential to our daily lives |
| **Industry Coalitions** (RailPulse, RSA) | Onboard railcar telematics (RailPulse) and response to China rail equipment SOEs (RSA) |
| **Trade Associations** (Railway Supply Institute) | The largest and only trade association that represents the full supply chain for the railroad system |

## Congress & The Administration

- **Engage Congress on vital legislative and executive actions impacting rail:**
  - 2015 FAST Act (DOT-111 Tank Car Phaseout)
  - 2019 IIJA (infrastructure investments & China rail SOE protection)
  - 2023 Railway Safety Act (pending)
  - 2023 RAIL Act (pending)

- **Engage White House Cabinet level departments on key policies**
  - US Trade Representative—2017 USMCA & International Free Trade
  - USDOT—2023 Rulemaking on China rail SOE and supply chain protections

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Income Statement Highlights Revenue ($ millions) (1) See Reconciliation in on slide 43 and 44 Adjusted EBITDA ($ millions)(1) Adjusted Diluted EPS(1) Improved profitability reduced the impact of lower deliveries and revenues. Strong Adjusted EBITDA and Adjusted EPS reflect sequential margin enhancement from operating efficiencies.

Backlog(1) Deliveries(1) Syndicated Deliveries Key Operational Metrics (1) Results include syndicated deliveries and Greenbrier-Maxion, our Brazilian railcar manufacturer, which is accounted for under the equity method Orders for 5,100 railcars valued at nearly $710 million received during Q1 FY24 contribute to backlog valued at $3.8 billion.

Operating Cash Flow Net Capex & Invest. in Unconsolidated Affiliates(1) Net Funded Debt(2) Balance Sheet & Cash Flow Trends (1) Investment in Unconsolidated Affiliates included to reflect investments in unconsolidated joint ventures (2) Excludes capitalized debt discount and issuance costs ($ in millions) Substantial quarter end liquidity of $663 million, includes $307 million in cash and $356 million of available borrowing capacity.

# Annual Adjusted EBITDA Reconciliation

GBX Better TOGETHER

## Reconciliation of Net Earnings (loss) to Adjusted EBITDA

*(In millions)*

| | Year Ending | | | | | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | LTM 11/30/2023 |
| Net earnings (loss) | $29.8 | $39.0 | $18.5 | $14.2 | ($57.9) | $8.3 | $8.4 | $61.2 | ($5.4) | $149.8 | $265.3 | $284.8 | $160.5 | $172.1 | $105.8 | $87.6 | $35.1 | $53.8 | $75.6 | $126.1 |
| Interest and foreign exchange | 14.8 | 26.3 | 43.2 | 44.3 | 45.9 | 45.2 | 37.0 | 24.8 | 22.2 | 18.7 | 11.2 | 13.5 | 24.2 | 29.3 | 31.0 | 43.6 | 43.3 | 57.4 | 85.4 | 89.0 |
| Income tax expense (benefit) | 19.9 | 21.3 | 12.4 | 17.2 | (16.9) | (0.9) | 3.5 | 32.4 | 25.1 | 72.4 | 112.2 | 112.3 | 64.0 | 32.9 | 41.6 | 40.2 | (40.2) | 18.1 | 24.6 | 38.4 |
| Depreciation and amortization | 22.9 | 25.3 | 32.8 | 35.1 | 37.7 | 37.5 | 38.3 | 42.4 | 41.4 | 40.4 | 45.1 | 63.4 | 65.1 | 74.4 | 83.7 | 109.9 | 100.7 | 102.0 | 106.3 | 107.1 |
| ARI acquisition and integration costs | - | - | - | - | - | - | - | - | - | - | - | - | - | - | 18.8 | 7.8 | - | - | - | |
| Severance expense | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | 21.2 | - | - | - | |
| Goodwill impairment[1] | - | - | - | - | - | - | - | - | 76.9 | - | - | - | 3.5 | 9.5 | 10.0 | - | - | - | - | |
| Gain on contribution to GBW | - | - | - | - | - | - | - | - | - | (29.0) | - | - | - | - | - | - | - | - | - | |
| Loss (gain) on debt extinguishment | 2.9 | - | - | - | - | (2.1) | 15.7 | - | - | - | - | - | - | - | - | - | 6.3 | - | - | |
| Asset impairment, disposal and exit related costs, net | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | - | 48.4 | 24.2 |
| Special items | - | - | 21.9 | 2.3 | 55.7 | (11.9) | - | - | 2.7 | 1.5 | - | - | - | - | - | - | - | - | - | |
| **Adjusted EBITDA** | **$90.3** | **$111.9** | **$128.8** | **$113.1** | **$64.5** | **$76.1** | **$102.9** | **$160.8** | **$162.9** | **$253.8** | **$433.8** | **$474.0** | **$317.3** | **$318.2** | **$290.9** | **$310.3** | **$145.2** | **$231.3** | **$340.3** | **$384.8** |

[1] 2013 and 2019 Goodwill impairment related to our Wheels, Repair and Parts segment. 2017 and 2018 Goodwill impairment reflects our portion of a Goodwill impairment change recorded by GBW.

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Quarterly Adjusted EBITDA Reconciliation Supplemental Disclosure Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (In millions, unaudited) Quarter Ending Nov. 30, 2022 Feb. 28, 2023 May. 31, 2023 Aug. 31, 2023 Nov. 30, 2023 Net earnings (loss) ($17.3) $36.8 $26.7 $29.4 $33.2 Interest and foreign exchange 19.6 21.6 22.8 21.4 23.2 Income tax expense (benefit) (3.8) 11.9 3.6 12.9 10.0 Depreciation and amortization 26.0 26.9 26.9 26.5 26.8 Asset impairment, disposal and exit related costs, net 24.2 0.7 16.9 6.6 - Adjusted EBITDA $48.7 $97.9 $96.9 $96.8 $93.2

Quarterly Adjusted Diluted EPS Reconciliation Supplemental Disclosure Reconciliation of Net Earnings (Loss) Attributable to Greenbrier to Adjusted Net Earnings Attributable to Greenbrier (In millions, except per share amounts, unaudited) Quarter Ending Nov. 30, 2022 Feb. 28, 2023 May. 31, 2023 Aug. 31, 2023 Nov. 30, 2023 Net earnings (loss) attributable to Greenbrier ($16.7) $33.1 $21.3 $24.8 $31.2 Asset impairment, disposal and exit related costs, net 18.3 0.7 12.7 4.9 - Adjusted net earnings attributable to Greenbrier $1.6 $33.8 $34.0 $29.7 $31.2 Weighted average diluted shares outstanding 33.7 34.4 33.6 32.7 32.8 Adjusted diluted EPS $0.05 $0.99 $1.02 $0.92 $0.96

Non-GAAP Financial Measures Adjusted Net Earnings Attributable to Greenbrier This presentation includes certain financial measures that were not prepared in accordance with generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Adjusted EBITDA, Adjusted net earnings attributable to Greenbrier, and Adjusted diluted earnings per share (EPS) are not financial measures under GAAP. These metrics are performance measurement tools used by rail supply companies and Greenbrier. You should not consider these metrics in isolation or as a substitute for other financial statement data determined in accordance with GAAP. In addition, because these metrics are not a measure of financial performance under GAAP and are susceptible to varying calculations, the measures presented may differ from and may not be comparable to similarly titled measures used by other companies. We define Adjusted EBITDA as Net earnings (loss) before Interest and foreign exchange, Income tax benefit (expense), Depreciation and amortization and the impact associated with items we do not believe are indicative of our core business or which affect comparability. We believe the presentation of Adjusted EBITDA provides useful information as it excludes the impact of financing, foreign exchange, income taxes and the accounting effects of capital spending and other items. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s core business. We believe this assists in comparing our performance across reporting periods. Reconciliations of GAAP financial measures to Non-GAAP financial measures are contained in this presentation and on our website at gbrx.com under “Investors.” Adjusted net earnings attributable to Greenbrier and Adjusted diluted EPS excludes the impact associated with items we do not believe are indicative of our core business or which affect comparability. We believe this assists in comparing our performance across reporting periods. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s core business. We believe this assists in comparing our performance across reporting periods.

NYSE: GBX Stifel 2024 Transportation & Logistics Conference February 2024